113  P- 1


                          SUPPLEMENT DATED MAY 22, 2006
                              TO THE PROSPECTUS OF
                           FRANKLIN FEDERAL MONEY FUND
                             dated November 1, 2005

On May 10, 2006, the Board of Directors of Franklin Federal Money Fund (the "Federal Fund") approved a proposed reorganization of the Federal Fund whereby shareholders of the Federal Fund would become shareholders of Franklin Money Fund (the "Money Fund"). The Federal Fund and the Money Fund are feeder funds in master fund/feeder fund structures whereby each feeder fund purchases solely shares of its respective master fund. The proposed reorganization also involves the respective master funds of the Federal Fund and the Money Fund, whereby the Federal Fund's master fund will be liquidated and its portfolio holdings will be transferred to the Money Fund's master fund. In connection with the proposed reorganization, shareholders of the Federal Fund will be asked to approve the merger of the Federal Fund with and into the Money Fund, which would result in the shares of the Federal Fund being converted into an equivalent number of shares of the Money Fund.

It is anticipated that the proposed merger will not be tax- free, but, rather, will be taxable to the Federal Fund shareholders. However, because the Federal Fund and the Money Fund are money market funds and strive to maintain a constant net asset value, it is anticipated that the merger will result in no material federal income tax consequences to shareholders. The merger is subject to the approval of the shareholders of the Federal Fund at a Special Shareholders Meeting.

It is anticipated that in June 2006 shareholders of the Federal Fund will receive a proxy card and prospectus/proxy statement requesting their approval of the proposed merger.

The Federal Fund will be closed to new investors after the close of the market on May 31, 2006. If you are a shareholder of record of the Federal Fund as of the close of the market on May 31, 2006, you may continue to add to your account or buy additional shares through reinvestment of dividends or capital gain distributions until the close of the market on August 15, 2006, the anticipated date of the Special Shareholders Meeting. If the Federal Fund's shareholders approve the merger, after the date of such approval, the Federal Fund also will be closed to purchases by existing shareholders, except through the reinvestment of dividend or capital gain distributions, or through previously established automatic investment plans.

               Please keep this supplement for future reference.